UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 1, 2003

First Security Bancorp, Inc.

(Exact name of registrant as specified in its charter)
Kentucky	000-49781	61-1364206

(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

318 East Main Street	Lexington, Kentucky	40507

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (859) 367-3700

Not Applicable

(Former name or former address, if changed since last report)

ITEM 5.  Other Events and Regulation FD Disclosure

          First Security Bancorp, Inc. issued a press release on December 1, 2003, announcing that R. Douglas Hutcherson has been named President and Chief Executive Officer of both First Security Bank and First Security Bancrop, Inc.
          effective December 1, 2003. A copy of the press release is attached as Exhibit 99.1.

ITEM 7.  Financial Statements and Exhibits

          Exhibits:

                  99.1   Press Release dated December 1, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SECURITY BANCORP, INC.
December 2, 2003	By: /s/ John G. Sullivan John G. Sullivan Executive Vice-President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

99.1          Registrant's December 1, 2003 Press Release

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